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                                                      Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds








Prospectus
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December __, 2005          Newton International Equity Fund























                    The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                    The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


Contents

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
Risk/Return Summary.............................................................................3
             Who may want to invest.............................................................3
             Mutual fund risks..................................................................3
             Newton International Equity Fund...................................................4

The Fund's Investments and Related Risks........................................................8
             Principal investments..............................................................8
             Additional investment policies.....................................................8

The Investment Adviser.........................................................................10
             About Newton Capital Management Ltd...............................................10
             Fund managers.....................................................................11
             Advisory services and fees........................................................12

Investment and Account Information.............................................................13
             How to purchase shares............................................................13
             How to exchange shares............................................................14
             How to redeem shares..............................................................15
             Redemption fee....................................................................16
             Transaction and account policies..................................................18
             Household delivery of fund documents..............................................18
             Valuation of shares...............................................................18
             Dividends and distributions.......................................................19

Fund Details...................................................................................20
             Tools used to combat short-term trading and excessive exchange activity..........................................................................20
             Taxes.............................................................................21
             The fund's service providers......................................................21

For More Information...........................................................................22






                                      - 2 -
                                                Newton International Equity Fund


Risk/Return Summary

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
Newton Capital Management Ltd. ("Newton") is the fund's investment adviser.  Newton is an active
investment manager known for its distinct global investment approach, which it applies across all                 Newton Capital
investments.                                                                                               ManagementLimited and
                                                                                                           its associate, Newton
                                                                                                           Investment Management
                                                                                                          Limited, together "the
                                                                                                           Newton Group," manage
                                                                                                       more than $[___]  billion
                                                                                                     of assets for a broad range
                                                                                                      of clients in the U.S. and
                                                                                                        abroad as of December 1,
                                                                                                                           2005.
--------------------------------------------------------------------------------------------------------



Who may want to invest
Newton International Equity Fund may be appropriate for investors:                                    A description of the fund
                                                                                                       begins on the next page
o  Seeking to invest over the long term and willing to ride out market swings.                                and includes more
                                                                                                          information about the
o  Who do not need stable income and are willing to tolerate more risk than fixed income             fund's key investments and
   investments.                                                                                      strategies, principal risk
                                                                                                          factors and expenses.
o  Comfortable with the risks of the stock market and the risks of investing primarily in foreign stock and currency markets.

o  Seeking to allocate a portion of their assets to foreign stocks.







--------------------------------------------------------------------------------

Mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      - 3 -
                                                Newton International Equity Fund

Risk/Return Summary

--------------------------------------------------------------------------------

                    ------------------------------------------------------------
                                Newton International Equity Fund

                    ------------------------------------------------------------
         Investment Long-term growth of capital.
          Objective

                    ------------------------------------------------------------
Key investments and The fund invests, under normal circumstances, at least 80%
 strategies         of its net assets in common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities.
                    At least 75% of the fund's net assets will be invested in countries represented in the Morgan Stanley Capital
                    International Europe, Australasia and the Far East (MSCI
                    EAFE) Index.

                    ------------------------------------------------------------
    How investments Newton is an active investment manager that selects stocks are selected within a global framework. The core of the firm's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and their global analysts research investment opportunities by global sector rather than by region.

                    Idea generation

                    The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable economic, industrial, or social trends, typically though not exclusively global, that Newton believes will positively affect certain sectors or industries and cause stocks within these to outperform others. Such themes may include:

                                o key trends in economic variables, such as a country's gross domestic product, inflation and interest rates;

                                o  demographic or social trends and their
                                   effects on companies, countries, markets and industries;

                                o  investment themes, such as the expected
                                   impact of technology and globalization on industries and brands;

                                o  governmental policy;

                                o relative valuations of equities, bonds and cash investments; and

                                o  long-term trends in currency movements.

                    Newton then identifies specific companies, through fundamental global sector and stock research, using investment themes to help focus the search on areas where the thematic and strategic research indicates superior returns are likely to be achieved.

                    Research-led

                    Newton conducts fundamental analysis of investment opportunities on a global basis

                                      - 4 -
                                                Newton International Equity Fund

Risk/Return Summary

--------------------------------------------------------------------------------

                    ------------------------------------------------------------
                    and uses cross comparisons of companies all over the world to identify securities Newton believes will outperform globally. Newton's analysts search for attractively priced companies which they perceive to possess a sustainable competitive advantage.

                    Newton will generally sell a company's stock when the themes or strategies leading to its purchase change or have run their course or when Newton believes the company's prospects have changed adversely or the stock is fully valued by the market.

                    Team-based

                    Newton's culture encourages all investment professionals to contribute to the data as they observe trends they believe will have an influence on global markets. The close interaction between Newton's global sector analysts, regional specialists and global portfolio managers is designed to capture their best ideas and to reflect them effectively and consistently across all clients' portfolios.

                                      - 5 -
                                                Newton International Equity Fund

Risk/Return Summary

--------------------------------------------------------------------------------

                    ------------------------------------------------------------
Principal risks of  Investors could lose money on their investments in the fund
investing in the    or the fund could perform less well than other possible
fund                investments if any of the following occurs:

                    o  Foreign stock market falls in value.

                    o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                    o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

 Foreign investment Prices of foreign securities may go down because of risks unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

    Emerging market The risks associated with foreign investments are increased risks for investments in emerging market issuers. Emerging markets tend to be more volatile than the markets of more developed foreign countries, have less mature and diverse economies and have less stable political systems than those of developed foreign countries. The securities of emerging market issuers may experience rapid and significant price changes, including price drops.

  Country, industry The fund may be overweighted or underweighted, relative to and market sector its index, in companies in certain countries, industries or risks market sectors, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting these countries, industries or sectors. In addition, the fund may, from time to time, invest a significant portion (more than 25%) of its total assets in securities of companies located in particular countries, such as the United Kingdom and Japan, depending on such country's representation within the fund's benchmark index.

Growth and/or value The fund may invest in both growth and value stocks. The investing risk market may favor "growth" stocks at times over "value"
                    stocks, or the inverse, and the fund's portfolio may not underperform when either style is strongly in favor in the market.

                                      - 6 -
                                                Newton International Equity Fund

Risk/Return Summary

--------------------------------------------------------------------------------

                    ------------------------------------------------------------
       Total return The Fund Commenced operations on December __, 2005. Because performance the fund does not have a full year of operations it does not disclose any performance history in the prospectus. The fund's past performance does not necessarily indicate how the fund will perform in the future. The fund's shares, when redeemed, may be worth more or less than their initial cost.


Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Based on estimates for the fiscal year
ending 9/30/06


Shareholder fees                                       None
(fees paid directly from your investment)

Redemption fee (1)                                     2.00%
(as a percentage of total redemption proceeds)


Annual fund operating expenses (2)

(expenses that are deducted from fund assets)


   Management fees                                     0.80%
   Distribution (12b-1) fees                           None
   Other expenses (3)                                  0.85%
   Total annual fund operating expenses                1.65%
                                                       -----



(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account information" section of this prospectus.

(2) Because Newton has agreed to cap the fund's operating expenses, the fund's actual expenses are estimated to be:


   Management fees                          0.30%
   Other expenses                           0.85%
   Total annual fund operating expenses     1.15%


This cap may be changed or eliminated at any time.

(3) Estimated for the current fiscal year.



Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o  You invest $10,000 in the fund for the time periods indicated;

o  You redeem at the end of each period;

o  Your investment has a 5% return each year; and

o  The fund's operating expenses have not been capped and remain constant.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



     After 1 Year          After 3 Years

         $168                  $520



                                      - 7 -
                                                Newton International Equity Fund

The Fund's Investments and Related Risks

--------------------------------------------------------------------------------

Additional information about the fund's principal investments

Equity investments. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations.

Foreign securities. The fund invests primarily in securities of companies located in foreign countries. The fund intends to invest in a broad range of countries. However, the fund is not required to invest in every country represented in or to match the country weightings of its index. The fund may invest up to 25% of its total assets in companies located in countries (other than the United States) not represented in the MSCI EAFE Index.

The risks of investing in foreign securities, including emerging market securities, are described under "Principal risks of investing in the fund" on page 6.

Additional investment policies

Defensive investing. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts. The fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates or currency exchange rates.

o  As a substitute for purchasing or selling securities.

o  To enhance the fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Fixed income securities. The fund may invest up to 20% of its net assets in fixed income securities. The fund's fixed income securities may be of any maturity or duration. The fund's fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies. Although the fund may invest in fixed income securities of any credit quality, the fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.

Initial public offerings. The fund may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities recently purchased in IPOs can be very volatile. Depending on the extent to which the fund invests in IPOs, fluctations in the prices of such securities may negatively affect the fund's performance

                                      - 8 -
                                                Newton International Equity Fund

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Securities lending. The fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by the fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by the fund will not exceed 33 1/3% of the value of the fund's total assets. The fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

Impact of high portfolio turnover. The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

Investment objective. The fund's investment objective may be changed by the fund's trustees without shareholder approval. The fund's key investment strategy of investing at least 80% of net assets in a particular type of security may not be changed unless the fund provides 60 days advance notice to its shareholders.

                                      - 9 -
                                                Newton International Equity Fund

The Investment Adviser

--------------------------------------------------------------------------------

                    About Newton

   The Newton Group Newton, member of the Newton Group, serves as the fund's offers a broad investment adviser. The Newton Group was established in 1978 array of investment and manages money for a wide range of clients including services that small and large institutional investors as well as include management charities, private clients and mutual fund clients. As of of [ ] portfolios. December 1, 2005, the Newton Group managed over
                    [$____billion] in assets.

                    Newton is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

                    Through its unique asset management model, Mellon gives Newton investment autonomy and enables it to focus entirely on providing investment management services to its clients.

                    Mellon is a global financial services company with approximately $4 trillion of assets under management, administration or custody, including approximately $[ ] billion under management as of December 1, 2005. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.













                               Investment Adviser

                        Newton Capital Management Limited
                           The Mellon Financial Centre
                            160 Queen Victoria Street
                            London, EC4V 4LA, England

                                     - 10 -
                                                Newton International Equity Fund

--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
Fund managers                                    Positions during past five years
------------------------------------------------------------------------------------------------------------------------------------
Paul Butler                                      Mr. Butler has been the fund's lead portfolio manager since its inception  in
                                                 December 2005.  Paul is the leader for the investment management of global equities and is a member of the equity strategy group, global investment group and investment committee at Newton.  Paul joined Newton in 1987 as an equity analyst and has been responsible for managing global equity accounts at Newton since 1993.
------------------------------------------------------------------------------------------------------------------------------------
Paul Markham                                     Mr. Markham has been a portfolio manager of the fund since its inception in
                                                 December 2005.  Paul is an investment manager for global equities and is a member of the global equity model group.  Mr. Markham joined Newton in 1998 as an
                                                 International Business Development executive and moved into the global equity team in 2001.
------------------------------------------------------------------------------------------------------------------------------------


The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the fund and their ownership, if any, in the shares of the fund.

                                     - 11 -
                                                Newton International Equity Fund

                    Advisory services and fees

                    Newton provides the fund with portfolio management and investment research services. The adviser places orders to buy and sell the fund's portfolio securities and manages the fund's business affairs. The adviser is entitled to an advisory fee for these services as set forth in the table below. The adviser has agreed to limit the fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). These agreements are temporary and may be terminated or changed at any time.


                    ---------------------------------------------------------------------------------------------
                            Annual Advisory Fee Rate (as a percentage of the fund's average net assets)
                              Contractual advisory fee*                 Current expense limitation*
                                  0.80%                                                 1.15%
                    ---------------------------------------------------------------------------------------------

                    *Current expense limitation, also shown as a percentage of the fund's average net assets, represents a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap would be triggered and advisory fees would be waived by Newton.

                                     - 12 -
                                                Newton International Equity Fund

Investment and Account Information

--------------------------------------------------------------------------------

    How to purchase Minimum initial investment: $100,000
             shares
                    Minimum subsequent investment: $5,000

                    Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Newton, investment advisers to other Mellon Institutional Funds, their investment advisory affiliates and their immediate family members.

                    All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.


           By Check ------------------------------------------------------------

 Opening an account o  Send a check to the distributor payable to Mellon
                       Institutional Funds with the completed original account application.

       Adding to an o  Send a check to the distributor payable to Mellon account Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

                    o Payment must be made in U.S. dollars and drawn on a U.S. bank. The fund does not accept third-party checks, travelers' checks, credit card checks or money orders.

           By wire  ------------------------------------------------------------

 Opening an account o  Send the completed original account application to the distributor.

                    o  Call the distributor to obtain an account number.

                    o Instruct your bank to wire the purchase amount to Mellon Trust of New England, N.A. (see below).

       Adding to an o  Call the distributor. Instruct your bank to wire account the amount of the additional investment to Mellon Trust of New England, N.A. (see below).


             By fax ------------------------------------------------------------

 Opening an account o  Fax the completed account application to 781-796-2864.

                    o  Mail the original account application to the distributor.

                    o  Follow the instructions for opening an account by wire.

       Adding to an o  Fax a letter of instruction to 781-796-2864 with the account account name and number and effective date of the request.

                    o Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Trust of New England, N.A.

                                     - 13 -
                                                Newton International Equity Fund

--------------------------------------------------------------------------------


Through a financial
       intermediary ------------------------------------------------------------

  Opening or adding o  Contact your financial intermediary.  Financial
      to an account    intermediaries acting on an investor's behalf are
                       responsible for transmitting orders to the distributor or
                       its agent by the specified deadline.
                    ------------------------------------------------------------

                    The distributor's address is:                 Wire instructions:

                    Mellon Funds Distributor, L.P.                Mellon Trust of New England, N.A.
                    P.O. Box 8585                                 Boston, MA
                    Boston, Massachusetts 02266-8585              ABA#: 011 001 234
                    Tel: 1-800-221-4795                           Account #: 56-5849
                    Fax: 781-796-2864                             Fund name:
                    Email: mifunds@mellon.com                     Investor account #:

                    ------------------------------------------------------------
    How to exchange You may exchange shares of the fund for shares of any other shares fund in the Mellon Institutional Funds family of funds, if the registration of both accounts is identical. Shares exchanged within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond, Massachusetts Intermediate Tax Exempt Bond, Enhanced Yield, Opportunistic High Yield Bond and Opportunistic Emerging Markets Debt Funds; 90 days for Market Neutral Fund) may be subject to a redemption fee. See page 16 for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege affecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, Newton may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund during any consecutive 12-month period. Multiple exchanges out of the same fund that occur in the same day will be considered one exchange. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

                    Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

            By mail ------------------------------------------------------------

                    o Send a letter of instruction to the distributor signed by each registered account owner.

                    o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                    o  Provide both account numbers.

                    o  Signature guarantees may be required (see below).

       By telephone ------------------------------------------------------------

                    o If the account has telephone privileges, call the distributor.

                    o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                    o  Provide both account numbers.

                    o The distributor may ask for identification and all telephone transactions may be recorded.

                                     - 14 -
                                                Newton International Equity Fund

--------------------------------------------------------------------------------

      How to redeem All orders to redeem shares received by the distributor or shares its agent before the close of regular trading on the New
                    York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. The fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond, Massachusetts Intermediate Tax Exempt Bond, Enhanced Yield, Opportunistic High Yield Bond and Opportunistic Emerging Markets Debt Funds; 90 days for Market Neutral
                    Fund) may be subject to a redemption fee. See page 16 for more information.

            By mail ------------------------------------------------------------

                    o Send a letter of instruction to the distributor signed by each registered account owner.

                    o State the name of the fund and number of shares or dollar amount to be sold.

                    o  Provide the account number.

                    o  Signature guarantees may be required (see below).

       By telephone ------------------------------------------------------------

                    o If the account has telephone privileges, call the distributor.

  For check or wire o  Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

                    o The distributor may ask for identification and all telephone transactions may be recorded.


             By fax ------------------------------------------------------------

                    o  Fax the request to the distributor at 781-796-2864.

                    o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                    o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

Through a financial ------------------------------------------------------------
       intermediary

                    o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

          Good form Good form means that you have provided the following information with your request: name of fund; account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request. Good form also means that there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.

                                     - 15 -
                                                Newton International Equity Fund

--------------------------------------------------------------------------------

     Redemption fee Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. Each fund in the Mellon Institutional Funds family of funds imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 days (7 days for the Intermediate Tax Exempt Bond, Massachusetts Intermediate Tax Exempt Bond, Enhanced Yield, Opportunistic High Yield Bond and Opportunistic Emerging Markets Debt Funds; 90 days for Market Neutral Fund). The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

                    The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

                    Certain Retirement Account Activity:

                        o Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).

                        o Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                        o Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations Orders ("QDROs").

                    Non-shareholder Directed Activity:

                        o  Shares redeemed through an automatic,
                           nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

                    Other Activity:

                        o  Redemptions of $2,500 or less.

                        o Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.

                        o Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief Compliance Officer.

                    The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy.

                    While the funds seek to apply its redemption fee policy to all accounts, a fund may not be able to apply the fee to accounts which are maintained by some financial intermediaries ("Omnibus Accounts") because of the difficulty in identifying the individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the Mellon Institutional Funds' redemption fee policy.

                                     - 16 -
                                                Newton International Equity Fund

--------------------------------------------------------------------------------

     Administrative The fund pays administrative service fees. These fees are service fee paid to affiliated or unaffiliated fee retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to retirement plans and their participants. As compensation for such services, the fund may pay each Plan Administrator a service fee in an amount of up to 0.15% (on an annualized basis) of the fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator.

         Additional The adviser or its affiliates may pay additional compensation compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services relating to the Mellon Institutional Funds. These payments may provide an incentive for these entities to actively promote the Mellon Institutional Funds above or cooperate with the distributor's promotional efforts.

                                     - 17 -
                                                Newton International Equity Fund

Investment and Account Information

--------------------------------------------------------------------------------

                    Transaction and account policies

                    Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

                    In-kind purchases and redemptions. Securities you own may be used to purchase shares of the fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. The redeeming shareholder will pay transaction costs to dispose of these securities and such transactions generally are treated as taxable sales of the securities you exchange for federal tax purposes.

                    Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

                    The distributor will accept signature guarantees from:

                    o members of the STAMP program or the Exchange's Medallion Signature Program

                    o  a broker or securities dealer

                    o  a federal savings, cooperative or other type of bank

                    o  a savings and loan or other thrift institution

                    o  a credit union

                    o  a securities exchange or clearing agency

                    A notary public cannot provide a signature guarantee.

                    Household delivery of fund documents

                    With your consent, a single prospectus and shareholder report may be sent to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Mellon Institutional Funds, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Mellon Institutional Funds will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

                    Valuation of shares

                    The fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 13. The fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (NYSE) -- generally at 4:00 p.m., New York time -- on each day the NYSE is open. The fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the fund accelerates calculation of NAV and transaction deadlines to that time.

                    The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE. If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

                                     - 18 -
                                                Newton International Equity Fund

Investment and Account Information

--------------------------------------------------------------------------------


                    Dividends and distributions

                    The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares and distributes dividends from net investment income semi-annually and distributes net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

                                     - 19 -
                                                Newton International Equity Fund

Fund Details

--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;

o  You make two or more purchases and redemptions within a short period of time;

o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o  trade activity monitoring;

o  exchange guidelines;

o  redemption fee on certain trades in certain funds; and

o  use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information - How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information - How to exchange shares" for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the fund within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond, Massachusetts Intermediate Tax Exempt Bond, Short Term Asset Reserve, Opportunistic High Yield Bond and Opportunistic Emerging Markets Debt Funds; 90 days for Market Neutral
Fund). See "Investment and Account Information - Redemption Fee" for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information - Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will
                                     - 20 -
                                                Newton International Equity Fund

Fund Details

--------------------------------------------------------------------------------

occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

Taxes

----------------------------------------------------------------------------------------------------------------------
Transactions                              U.S. Federal Income Tax Status

----------------------------------------------------------------------------------------------------------------------
Sales or exchanges of shares.              Usually capital gain or loss.  Tax rate depends on how long shares are held.

Distributions of long-term capital gain    Taxable as long-term capital gain.

Distributions of short-term capital gain   Taxable as ordinary income.

Dividends from net investment income       Taxable as either ordinary income or qualified dividend
                                           income taxable to individual shareholders at a maximum 15%
                                           U.S. Federal tax rate if so designated by the fund and
                                           certain other conditions are met by the fund and the
                                           shareholder, including holding period requirements.

----------------------------------------------------------------------------------------------------------------------

Every January, the fund provides information to its          Shareholders should generally avoid investing in the
shareholders about the fund's dividends and distributions,   fund shortly before an expected taxable dividend or
which are taxable even if reinvested, and about the          capital gain distribution.  Otherwise, a shareholder
shareholders' redemptions during the previous calendar       may pay taxes on dividends or distributions that are
year.  Any shareholder who does not provide the fund with    economically equivalent to a partial return of the
a correct taxpayer identification number and required        shareholder's investment.
certification may be subject to federal backup withholding
tax.                                                         Shareholders should consult their tax advisers about
                                                             their own particular tax situations.
----------------------------------------------------------------------------------------------------------------------


                                        The fund's service providers

                   Principal Underwriter                          Independent Registered Public Accounting Firm
              Mellon Funds Distributor, L.P.                                PricewaterhouseCoopers LLP

               Custodian and Fund Accountant                                      Legal Counsel
                     Mellon Bank, N.A.                              Wilmer Cutler Pickering Hale and Dorr LLP

                      Transfer Agent
                  Dreyfus Transfer, Inc.

                                     - 21 -
                                                Newton International Equity Fund

For More
Information

--------------------------------------------------------------------------------

For investors who want more information about Newton International Equity Fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders, as well as the fund's quarterly reports filed with the Securities and Exchange Commission. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:


Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 1.800.221.4795

Email: mifunds@mellon.com

Internet:
http:// www.melloninstitutionalfunds.com

Investors can review the fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o  Free from the Commission's
   Internet website at
   http://www.sec.gov


                                     [Logo]
                                     Mellon

                           --------------------------
                           Mellon Institutional Funds

                                ONE BOSTON PLACE

                              BOSTON, MA 02108-4408

                                  800.221.4795

                        WWW.MELLONINSTITUTIONALFUNDS.COM

                                                          Investment Company Act

                                                          File Number (811-4813)

                                     - 22-

                                                Newton International Equity Fund